EXHIBIT 10.2


                   Form of Regulation S Subscription Agreement
                   -------------------------------------------


                            SUBSCRIPTION AGREEMENT
                            ----------------------


            SUBSCRIPTION AGREEMENT dated as of November 2, 2000 (the "Agreement"), between IMMTECH INTERNATIONAL INC., a Delaware corporation (the "Company"), and __________________________________, a(n) ____________________
(the "Subscriber").

                               W I T N E S S E T H


            WHEREAS, the Subscriber hereby applies to purchase shares of the Company's Common Stock, par value $0.01 per share, (the "Shares") in the amount and for the purchase price (the "Purchase Price") indicated on the signature page (the "Signature Page") of this Agreement in accordance with the terms of this Agreement.


            NOW, THEREFORE, for and in consideration of the covenants, conditions, and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. SUBSCRIPTION.

            (a) The Subscriber hereby agrees to purchase the Shares and encloses payment therefore as set forth on the Signature Page. This subscription is irrevocable by the Subscriber, but may be rejected in whole or in part by the Company in its sole and absolute discretion. This subscription will not be effective unless and until accepted by the Company. To confirm acceptance of this subscription, the Company will sign and return a copy of this Agreement to the Subscriber. If this subscription is rejected, then any of the Purchase Price paid by the Subscriber will promptly be returned to the Subscriber and this Agreement will be null and void. If this subscription is accepted, then the Company will deliver to the Subscriber, at the Subscriber's address set forth on the Signature Page, one or more stock certificates representing, in the aggregate, the Shares being purchased.

            (b) The Subscriber will pay the Purchase Price by wire transfer in U.S. dollars to the Company in accordance with the wire transfer instructions set forth in Annex A hereto.

            SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. To induce the Company to accept the subscription, the Subscriber hereby warrants, represents, covenants and agrees as follows:

            (a) The Subscriber acknowledges that the Subscriber has received copies of the Company's most recent Annual Report on Form 10-KSB filed on June 29, 2000, with the U.S. Securities and Exchange Commission (the "Commission") and the Company's most recent Quarterly Report on Form 10-QSB filed on August 10, 2000, with the Commission. The Subscriber has reviewed such public filings and this Agreement (all such materials, collectively, the "Offering Information").

            (b) The Subscriber and its officers, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together "Representatives") have been provided with full access, upon reasonable prior notice and during normal business hours, to all officers, employees, agents and accountants of the Company and its assets and properties and books and records, and the Subscriber and its Representatives have been furnished with all such information and data concerning the business and operations of the Company as the Subscriber or any of its Representatives reasonably requested in connection with such investigation. In addition, the Subscriber and its Representatives have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of the Shares, and to obtain additional information, to the extent possessed by the Company or obtainable by it without unreasonable effort or expense. All such questions have been answered to the full satisfaction of the Subscriber. No oral or written representations or warranties have been made or oral or written information furnished or oral or written promises made to the Subscriber or the Subscriber's advisors in connection with the Company, the Shares or the offering generally which were in any way inconsistent with the Offering Information. The Subscriber is relying solely on the Offering Information in determining to purchase the Shares.

            (c) With regard to the subscription for the Shares hereunder:

                  (i) The Subscriber is not, and at the time the offer to purchase the Shares was made Subscriber was not, a "U.S. person" as that term is defined under Regulation S ("Regulation S") of the Securities Act of 1933, as amended (the "1933 Act"). (See ss. 230.902(k) of Regulation S attached hereto as Annex B.)

                  (ii) The Subscriber is outside of the "United States" as that term is defined under Regulation S as of the date of the execution and delivery of this Agreement. (See ss. 230.902(k) of Regulation S attached hereto as Annex B.)

                  (iii) No resale of any of the Shares subscribed for under this Agreement has been pre-arranged with a purchaser in the United States.

                  (iv) The Subscriber is not a Distributor, as that term is defined under Regulation S and is not purchasing the Shares with the intent of distributing the Shares on behalf of the Company or a Distributor or any of their Affiliates.

                  (v) The Subscriber is purchasing the Shares for its own account (and/or for the account of other non-U.S. Persons who are outside of the United States) and not for the account or benefit of any U.S. Person.

                  (vi) The Subscriber hereby covenants and agrees to resell any of the Shares only in accordance with the provisions of Regulation S, pursuant to registration of the Shares under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act.

                  (vii) Prior to reselling any of the Shares during the Restricted Period (as defined below), the Subscriber will send a notice to the potential purchaser that such potential purchaser may be subject to the restrictions of Regulation S during the Restricted Period. For purposes of this Subscription Agreement, the "Restricted Period" means a period that (A) commences on the date of the closing of the Company's Regulation S offering, and (B) expires one (1) year thereafter.

                  (viii) Neither the Subscriber nor any Affiliate thereof presently has, or has had in the past thirty (30) days from the date hereof, a short position, any put option or other similar instrument or position in the Company's Common Stock, nor will any of them have a short position, put option or other similar instrument or position in the Company's Common Stock at any time prior to the expiration of the Restricted Period. "Restricted Period" means a period that (i) commences on the later of (A) the closing of the purchase of the Shares by the Subscriber, or (B) the last date on which the Company or any Affiliate of the Company was the owner of the Shares, and (ii) expires two (2) years thereafter. "Affiliate" means, with respect to any person, any individual or entity controlled by such person, controlling such person, or under common control with such person.

                  (ix) The purchase of the Shares by the Subscriber is not a transaction that is part of any plan or scheme to evade the registration provisions of the 1933 Act.

                  (x) Pursuant to Rule 903(b)(3)(iii)(B)(4) under the 1933 Act, the Subscriber acknowledges that the Company has agreed for the benefit of all holders of the Shares that it will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S.

            (d) The Subscriber understands that the purchase of the Shares as an investment involves certain risks, including (i) that an investment in the Company is speculative and involves a high degree of risk, and (ii) that there is no assurance that the Company's business strategy will be successful or that the Shares will not decrease in value.

            (e) The Subscriber understands that other than as described in
Section 5 hereunder with regard to the filing of a Registration Statement on Form S-3, the Company has no obligation to register the Shares or to assist the Subscriber in complying with any exemption from registration, and that the certificates representing the Shares shall be legended to reflect the fact that the Shares are not registered under the 1933 Act.

            (f) The Subscriber understands that the Offering Information has not been reviewed, approved or otherwise passed upon by the Commission, any state securities administrator, the National Association of Securities Dealers Inc., any securities or commodities exchange, or any other governmental agency or self-regulatory authority.

            (g) The Shares are being purchased solely for the Subscriber's own account for investment purposes only and not for the account of any other person and not, in whole or in part, for distribution, assignment or resale to others, and no other person has or will have a direct or indirect beneficial interest in such Shares.

            (h) All information which the Subscriber has provided to the Company on the Signature Page executed by the Subscriber concerning the Subscriber is correct and complete as of the date set forth thereon.

            (i) The Subscriber, if an individual, (i) is at least 21 years of age, (ii) is a bona fide resident and domiciliary of the city and country set forth on the Signature Page, and (iii) has no present intention to become a resident of any other jurisdiction.

            (j) The Subscriber, if an entity and not a natural person, (i) is validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has its principal place of business in the place set forth on the Signature Page hereof, and (iii) has no present intention to relocate to any other jurisdiction.

            (k) The Subscriber, if an entity and not a natural person, (i) has all requisite corporate (or equivalent) power and authority to enter into this Agreement and at the Closing will have all requisite corporate (or equivalent) power and authority to purchase the Shares to be purchased by it hereunder and to perform its obligations under the terms of this Agreement; and (ii) has duly authorized the person executing this Agreement to do so on behalf of such Subscriber.

            (l) The Subscriber agrees (i) to maintain in confidence all information provided by the Company in connection with the purchase of the Shares, and not to disclose such information except to such advisors as may be assisting or advising such Subscriber in connection with such purchase, and (ii) to instruct such persons to treat such information confidentially.

            (m) All corporate (or equivalent) action on the part of the Subscriber, if an entity and not an individual, necessary for the due authorization, execution, delivery and performance by the Subscriber of this Agreement and the consummation of the transactions contemplated hereby has been or will be taken prior to or on the date hereof. This Agreement, when executed and delivered by such Subscriber, will be a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms. The execution, delivery and performance by the Subscriber of this Agreement will not result in any violation of or be in conflict with, or result in a breach of, or constitute a default under, any term or provision of any U.S. or foreign law, ordinance, rule or regulation as in effect on the date hereof to which the Subscriber is subject.

            (n) No consent, approval, qualification, order or authorization of, or filing with, any person or entity or authority is required in connection with the Subscriber's valid execution, delivery and performance of this Agreement, the Subscriber's purchase of the Shares from the Company, except such consents or filings as have been obtained or made or will be obtained or made prior to the or on the date hereof.

            (o) No person or entity acting on behalf or under the authority of the Subscriber is or will be entitled to any broker's, finder's, or similar fee or commission payable by the Company in connection with the transactions contemplated hereby.

            SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby warrants, represents, covenants and agrees that the statements contained in this Section 3 are true and correct as of the date of this Agreement.

            (a) Organization and Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified, licensed or admitted to do business and in good standing in those jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the failure to be so qualified, licensed or admitted would not have a material adverse effect on the financial or other condition, assets, liabilities, or business of the Company.

            (b) Power and Authority. The Company has all requisite power and authority to own and operate the properties owned by it and to carry on its business as now conducted and as proposed to be conducted. The Company has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

            (c) Capitalization. As of October 31, 2000, the authorized capital stock of the Company consisted of (i) 30,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), of which approximately 5,367,769 shares were issued and outstanding, and (ii) 5,000,000 shares of preferred stock, $0.01 par value per share, of which no shares were outstanding. Upon the payment to the Company of the Purchase Price and the issuance of the Shares, the Shares purchased hereby will be, duly authorized and validly issued, fully paid and non-assessable. Up to 1,000,000 shares of Common Stock may be sold to subscribers in the U.S. or abroad concurrently with, or on or about the date of, the closing of the sale of the Shares to the Subscriber.

            (d) Authorization; No Conflicts. All corporate action on the part of the Company necessary for the due authorization, execution, delivery and performance by the Company of this Agreement, the consummation of the transactions contemplated hereby, and for the due authorization, issuance and delivery of the Shares, has been taken on or prior to the date hereof, or on or prior to the date of the Company's acceptance of the Subscription that is the subject of this Agreement, in the case of corporate action. This Agreement is, when executed and delivered by the Company, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares will not result in any violation of or be in conflict with, or result in a breach of, or constitute a default under, any term or provision of (i) any law, ordinance, rule or regulation as in effect on the date hereof to which the Company is subject, or
(ii) the Company's Certificate of Incorporation and Bylaws, each as in effect on the date hereof.

            (e) Consents, Approvals and Filings. No consent, approval, qualification, order or authorization of, or filing with, any person or governmental or regulatory agency on the part of the Company is required in connection with the Company's valid execution, delivery and performance of this Agreement and the transaction contemplated hereby, except such consents as have been obtained or made prior to the date hereof.

            (f) Reporting Company. The Company is a reporting issuer as defined by Regulation S. (See ss. 230.902(i) of Regulation S attached hereto as Annex B.)

            (g) Transfers Not Allowed. Pursuant to Rule 903(b)(3)(iii)(B)(4) under the 1933 Act, the Company hereby agrees for the benefit of all holders of the Shares that it will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S and this Agreement.

            SECTION 4. COVENANTS.

            (a) Cooperation. The Company shall take all necessary or desirable steps and proceed diligently and in good faith and use commercially reasonable efforts, as promptly as practicable, to obtain all consents, approvals or actions of, to make all filings with and to give all notices to, governmental authorities or any other person required of the Company to consummate the transactions contemplated hereby. The Company shall use commercially reasonable efforts to promptly effect the transactions contemplated hereby.

            (b) Notice and Cure. The Company shall notify the Subscriber promptly in writing of, and contemporaneously shall provide the Subscriber with true and complete copies of any and all information or documents relating to, and shall use commercially reasonable efforts to cure, any event, transaction or circumstance occurring after the date of this Agreement that causes or shall cause any covenant or agreement of the Company under this Agreement to be breached or that renders or shall render untrue any representation or warranty of the Company contained in this Agreement.

            (c) Notice and Cure. The Subscriber shall notify the Company promptly in writing of, and contemporaneously shall provide the Company with true and complete copies of any and all information or documents relating to, and shall use commercially reasonable efforts to cure, any event, transaction or circumstance occurring after the date of this Agreement that causes or shall cause any covenant or agreement of the Subscriber under this Agreement to be breached or that renders or shall render untrue any representation or warranty of the Subscriber contained in this Agreement.

            (d) Changes In Information. If there should be any change in the information the Subscriber has provided to the Company on the signature page hereto prior to the closing of the purchase of the Shares, then the Subscriber will immediately inform and provide the Company with the updated information.

            (e) Fulfillment of Conditions. The Company shall (i) take all steps necessary or desirable and use commercially reasonable efforts to satisfy each closing condition set forth in Section 7 of this Agreement, and (ii) not take any action that could reasonably be expected to result in the non-fulfillment of any such condition.

            (f) Hedging. The Subscriber will not, and will not permit any of its Affiliates or any person or entity acting on its behalf or for its account to
(i) engage in hedging transactions with respect to the Shares or other shares of the Company's Common Stock, either prior to the closing of the sale of the Shares hereunder, or at any time during the Restricted Period, or (ii) use, at any time, the Shares acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

            (g) Legend. The certificates representing the Shares will bear a legend substantially as follows:

THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE COMMON STOCK MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER WILL REFUSE TO REGISTER ANY TRANSFER OF SUCH SECURITIES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OR REGISTRATION OR AN EXEMPTION AND MAY REQUIRE, AS A CONDITION TO ANY REGISTRATION OF TRANSFER, AN OPINION OF COUNSEL, A CERTIFICATE OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER (IN BOTH FORM AND SUBSTANCE) TO THE EFFECT THAT THE TRANSFER HAS BEEN MADE IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

            SECTION 5. REGISTRATION.

            (a) Filing and Effectiveness of Registration Statement. The Company shall prepare and file with the Commission not later than forty-five (45) days from the date at the closing of the sale of the Shares to the Subscriber, a Registration Statement on Form S-3 (the "Registration Statement") relating to the offer and sale of the Shares (which Registration Statement may include other shares of the Company's Common Stock), and shall use its commercially reasonable efforts to cause the Commission to declare such Registration Statement effective under the 1933 Act as promptly as practicable but in no event later than six (6) months after the date of filing of the Registration Statement. At such time after the filing of the Registration Statement pursuant to this Section 5 as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement, the Company shall promptly, and in no event later than four (4) business days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement be accelerated within forty-eight (48) hours of the Commission's receipt of such request. The Company shall notify the Subscriber by written notice that such Registration Statement has been declared effective by the Commission within twenty-four (24) hours of such declaration by the Commission.

            (b) Information by Subscriber. With regard to the Registration Statement, Subscriber shall furnish to the Company such written information regarding such Subscriber and the distribution proposed by such Subscriber as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

            (c) Expenses. All underwriting discounts and selling commissions, if any, applicable to the Shares to be sold by the Subscriber shall be borne by the Subscriber, in proportion to the number of Shares sold by the Subscriber. Anything to the contrary contained in this Agreement notwithstanding, the Subscriber shall bear the fees and expenses of any counsel or other advisors which may be retained by the Subscriber in connection with the Registration Statement. The Company shall pay the registration and filing fees applicable to the Shares to be sold by the Subscriber.

            (d) Obligations. In connection with the registration of the Shares, the Company shall:

                  (i) Upon receipt from the Subscriber of such information that the Company may reasonably request, promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the 1933 Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by the Subscriber for resales of the Shares for a period of six (6) months from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all of the Shares covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 or Rule 144A, if applicable, under the 1933 Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the 1933 Act (the "Registration Period"), and
      (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (ii) As promptly as practicable after becoming aware of such event, notify the Subscriber of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Subscriber as such Subscriber may reasonably request.

                  (iii) As promptly as practicable after becoming aware of such event, notify the Subscriber whose Shares are included for registration in the Registration Statement, of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension.

                  (iv) (A) Make reasonably available for inspection by subscribers and any attorney, accountant or other agent retained by a subscriber all relevant financial and other records, pertinent corporate documents and properties of the Company, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by a subscriber, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential by such subscribers and any such attorney, accountant or agent pursuant to an appropriate confidentiality agreement, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further, however, that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, then such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the subscribers and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of subscribers and other parties.

            SECTION 6. INDEMNIFICATION.

            (a) The Subscriber agrees to indemnify and hold harmless the Company and its respective officers, directors and Affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees and expenses) which they may incur by reason of the failure of the Subscriber to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representation and warranties made by the Subscriber herein or in any document provided by the Subscriber to the Company.

            (b) The Company shall indemnify and hold harmless the Subscriber and, if an entity, each of its respective officers and directors and each person who controls such Subscriber within the meaning of Section 15 of the 1933 Act or
Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein, or (ii) the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

            (c) The Subscriber agrees, as a consequence of the inclusion of any of its Shares in the Registration Statement to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Subscriber expressly for use therein.

            SECTION 7. CLOSING CONDITIONS. The obligation of the parties hereto to consummate the transaction contemplated by the Agreement is subject to the fulfillment of the following conditions:

            (a) The obligation of the Subscriber to purchase the Shares hereunder is subject to each of the representations and warranties made by the Company in this Agreement being true and correct in all material respects as of the date hereof.

            (b) The obligation of the Company to sell the Shares to the Subscriber is subject to each of the representations and warranties made by the Subscriber in this Agreement being true and correct in all material respects as of the date hereof.

            (c) There shall not be in effect as of the date hereof any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, and there shall not be pending or threatened any action or proceeding which could reasonably be expected to result in the issuance of any such order or law.

            SECTION 8. NOTICES. Any notice, request, demand, or other communication to be delivered under or in connection with this Agreement shall be given in writing and delivered by either (a) personal delivery, (b) facsimile transmission (with a hard copy delivered in accordance with either clause (a), (c), or (d)), (c) certified or registered mail, with postage prepaid and return receipt requested, or (d) an overnight delivery service of general commercial use (such as UPS, Federal Express, DHL, U.S.P.S. Express Mail, or Airborne) addressed as follows:

            If to the Company:

                  Immtech International Inc.
                  150 Fairway Drive, Suite 150
                  Vernon Hills, Illinois  60061
                  Attention:  T. Stephen Thompson
                  Tel. No.:  (847) 573-0033
                  FAX No.:  (847) 573-8288

                  with a copy to:

                  Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, New York  10038-4892
                  Attention:  John F. Fritts, Esq.
                  Tel. No.:  (212) 504-6000
                  FAX No.:  (212) 504-6666

            If to the Subscriber:

                  To its address or facsimile number as set forth on the Signature Page.

or to such other address or facsimile number as such party may hereafter specify for such purposes by notice to the other party. Each such notice, request, demand, or other communication shall be deemed to have been duly given and be effective (i) if given by personal delivery, then when actually delivered to the party to whom it is addressed, (ii) if given by facsimile, then when such facsimile is transmitted, without error, to the facsimile number specified in this Section, or (iii) if given by any other means, then when actually delivered at the address specified in this Section.

            SECTION 9. MISCELLANEOUS.

            (a) The Subscriber agrees not to transfer or assign this Agreement or any of the Subscriber's rights or obligations hereunder, and any such attempted transfer or assignment shall be null and void.

            (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, written or oral, among the parties with respect to such subject matter.

            (C) THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, AND ALL MATTERS RELATING HERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISION THEREOF.

            (d) Within five (5) days after receipt of a written request from the Company, the Subscriber agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws, rules, regulations and ordinances to which the Company is subject.

            (e) The representations and warranties of the Subscriber set forth herein shall survive the purchase of the Shares pursuant to this Agreement.

            (f) This Agreement shall be binding upon, and inure to the benefit of, the Company and the Subscriber and their respective successors and, if any, permitted assigns. Subscriber agrees not to cancel, terminate or revoke this Agreement and that this Agreement shall survive the death, disability, bankruptcy or insolvency of any of the Subscriber and shall thereupon be binding upon such Subscriber's heirs, executors, administrators, successors and assigns.

            (g) The terms and provisions of this Agreement may not be modified or amended except pursuant to an instrument signed by the parties.

            (h) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (i) This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


      (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS)

                                 SIGNATURE PAGE
                                 --------------



- ------------------------------------   -----------------------------------------
Printed Name of the Subscriber         Street Address



By:
   ---------------------------------   -----------------------------------------
   Signature                           City            State             Country


   ---------------------------------   -----------------------------------------
   Printed Name of Authorized          Zip Code
     Signatory


- ------------------------------------
Employer Identification Number


- ------------------------------------
Telephone Number


- ------------------------------------
Facsimile Number


- ------------------------------------
Date



Number of Shares of Common Stock being Purchased:  ____________________________

Total Purchase Price:  $_____________________________



All amounts due hereunder shall be payable by wire transfer to the account designated by the Company, or by such other means as may be approved in advance in writing by the Company.

                           ACCEPTANCE OF SUBSCRIPTION
                           --------------------------



Name of the Subscriber: ________________________________________________________

Number of Shares of Common Stock Subscribed for: _______________________________

Total Purchase Price: $____________________________


The foregoing subscription is hereby accepted:


                                      IMMTECH INTERNATIONAL INC.



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       Date:____________________________________